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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549


                                       FORM 8-K

                                    CURRENT REPORT


                       Pursuant to Section 13 or 15 (d) of the
                           Securities Exchange Act of 1934


                                     July 9, 1997


_______________________________________________________________________
         Date of Report (Date of Earliest Event Reported)


                                 IP TIMBERLANDS, LTD.
                (Exact name of Registrant as specified in its charter)




Texas                      1-8859                 13-3259241
--------------     --------------------------------------------------------
(State of               (Commission              (IRS Employer
Incorporation)           File)                    Identification Number)





                     Two Manhattanville Road, Purchase, NY  10577
                     --------------------------------------------
                       (Address of Principal executive offices)


                                   914-397-1500
                                   (Telephone No.)


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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         N/A

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         N/A

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         N/A

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         N/A

ITEM 5.  OTHER EVENTS

         IP Forest Resources Company (IPFR) the managing general partner of IP Timberlands, Ltd. announced the appointment of George A. O'Brien as its president and announced the election of John A. Georges, Former chairman and chief executive officer of International Paper, to its Board of Directors.




ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         N/A

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial Statements:
         N/A

         (b)  Pro Forma Financial Information:

         N/A

         (c)   Exhibits


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         (99) Press release dated July 8, 1997 announcing the appointment by IP
              Forest Resources, managing general partner of IP Timberlands
              Ltd., of George A. O'Brien as its president and also the election of John A. Georges, former chairman and chief executive officer of International Paper, to its Board of Directors.


ITEM 8.  CHANGES IN FISCAL YEAR

         N/A




                                      Signature
                                      ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  IP TIMBERLANDS, LTD.
                                  BY:  IP Forest Resources Company
                                  (Managing General Partner)
                                  (Registrant)



Date: July 9, 1997                /S/ CAROL M. BERARDI
         Purchase, NY             ---------------------------
                                  Carol M. Berardi
                                  Assistant Secretary